Exhibit 31.1
OFFICER'S CERTIFICATION PURSUANT TO SECTION 302

I, Tang Xu, certify that:

1. I have reviewed this annual report on Form 10-K/A-4 of Breezer
Ventures Inc.;

2. Based on my knowledge, this report does not contain any
untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the
circumstances under which such statements were made, not
misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for,
the periods presented in this report;

4. The registrants other certifying officer(s) and I are
responsible for establishing and maintaining disclosure
controls and procedures(as defined in Exchange Act Rules
13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and
15d-15(f)) for the registrant and have:

(a)  Designed such disclosure controls and procedures, or
caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information
relating to the registrant, including its consolidated
subsidiaries, is made known to us by others within those
entities, particularly during the period in which this report is being prepared;

(b)  Designed such internal control over financial reporting, or caused such internal control over financial reporting to
be designed under our supervision, to provide reasonable
assurance regarding the reliability of financial reporting
and the preparation of financial statements for external
purposes in accordance with generally accepted accounting
principles;

(c)  Evaluated the effectiveness of the registrant's
disclosure controls and procedures and presented in this
report our conclusions about the effectiveness of the
disclosure controls and procedures, as of the end of the
period covered by this report based on such evaluation; and

(d)  Disclosed in this report any change in the registrants
internal control over financial reporting that occurred
during the registrant's most recent fiscal quarter (the
registrant's fourth fiscal quarter in the case of an annual
report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrants other certifying officer(s) and I have
disclosed, based on our most recent evaluation of internal
control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors
(or persons performing the equivalent functions):

(a)  All significant deficiencies and material weaknesses in the design or operation of internal control over financial
reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b)  Any fraud, whether or not material, that involves
management or other employees who have a significant role in the registrant's internal control over financial reporting.

February 28, 2013

By: /s/ Tang Xu
Name: Tang Xu
Title: Principal Executive Officer and
Principal Financial Officer

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